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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2003

CompuMed, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14210 (Commission File Number)	95-2860434 (IRS Employer Identification No.)

5777 W. Century Blvd, Suite 1285, Los Angeles, California	90045
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 258-5000

Item 9.    Regulation FD Disclosure

        The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

        On May 15, 2003, CompuMed, Inc. ("CompuMed") issued a press release setting forth CompuMed's second-quarter 2003 earnings. A copy of CompuMed's press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

Exhibit Index

  (99)
  Press release, dated: May 15, 2003, issued by CompuMed, Inc.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CompuMed, Inc.
By:	/s/ JOHN G. MCLAUGHLIN John G. McLaughlin President and Chief Executive Officer

Date:    May 15, 2003

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Item 9. Regulation FD Disclosure
Signature